Note 20 - Business Acquisition - Pro Forma Information (Details) - Merger of Liberty Bank, N.A. into The Middlefield Banking Company [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2017	Dec. 31, 2016
Net interest income	$ 10,354
Noninterest income	744
Net income	$ 2,625
Net interest income		$ 37,646	$ 34,817
Noninterest income		4,920	5,485
Net income		$ 8,438	$ 8,692
Basic pro forma (in dollars per share)		$ 2.79	$ 4.12
Diluted pro forma (in dollars per share)		$ 2.77	$ 4.10